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                                                                EXHIBIT 10.14.10

                                                                  EXECUTION COPY

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
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          THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of
November 5, 1997 (this "Amendment"), by and among X.L. Insurance Company, Ltd. and X.L. Reinsurance Company, Ltd. (the "Borrowers"), X.L. Insurance Company, Ltd. and EXEL Acquisition Ltd. (the "Guarantors"), MELLON BANK, N.A., (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Borrower, the Guarantors, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

          WHEREAS, the Borrowers have requested the Banks to make certain changes to the Credit Agreement; and

          WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is
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hereby amended as follows:

     (a)  Section 2.05(a) is hereby amended by deleting the term
     "Section 2.11(b)" in the first sentence thereof and replacing it with the term "Section 2.10(b)".

     (b)  Section 6.08(c) is hereby amended by deleting Section
     6.08(c) in its entirety and substituting the following:

          "Reimbursement obligations with respect to letters of credit not exceeding $500,000,000 in aggregate principal amount, of which $500,000,000 may be secured;"

     (c) Schedule 6.08(d) is hereby amended by adding the following at the end thereof:


          "Upon the closing of a secured letter of credit facility providing for the issuance of letters of credit in


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     an aggregate face amount of $500,000,000 between the Borrowers, certain affiliates of the Borrowers, Mellon Bank, N.A., as Agent and Issuing Bank and the other banks parties thereto, all of the letters of credit listed on this Schedule 6.08(d) shall be deleted.

     (d)  A new Section 9.18 shall be added to the Credit Agreement as follows:

          "9.18 Sharing of Collections. The Banks hereby agree among themselves
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     that if any Bank shall receive (by voluntary payment, realization upon security, set-off or from any other source) any amount on account of the Loans, interest thereon, or any other Obligation contemplated by this Agreement or the other Loan Documents to be made by the Borrowers pro rata to all Banks in greater proportion than any such amount received by any other Bank, then the Bank receiving such proportionately greater payment shall notify each other Bank and the Agent of such receipt, and equitable adjustment will be made in the manner stated in this Section 9.18 so that, in effect, all such excess amounts will be shared ratably among all of the Banks. The Bank receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other Banks a participation in the applicable Obligations owed to such other Banks in such amount as shall result in a ratable sharing by all Banks of such excess amount (and to such extent the receiving Bank shall be a Participant). If all or any portion of such excess amount is thereafter recovered from the Bank making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Bank making such purchase. The Borrower hereby consents to and confirms the foregoing arrangements. Each Participant shall be bound by this Section 9.18 as fully as if it were a Bank hereunder."

          SECTION 2.  EFFECT OF AMENDMENT.  The Credit Agreement, as amended by
                      -------------------
this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          SECTION 3.  GOVERNING LAW.  This Amendment shall be deemed to be a
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contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

          SECTION 4.  COUNTERPARTS.  This Amendment may be executed in any
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number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              X.L. INSURANCE COMPANY, LTD.
                              as a Borrower and as a Guarantor


                              By:________________________________
                              Title:_____________________________


                              X.L. REINSURANCE COMPANY, LTD.,
                              as a Borrower


                              By:________________________________
                              Title:_____________________________


                              EXEL ACQUISITION LTD.,
                                as a Guarantor


                              By:________________________________
                              Title:_____________________________


                              MELLON BANK, N.A., as a Bank
                              and as Agent


                              By:________________________________
                              Title:_____________________________


                              BANK OF TOKYO - MITSUBISHI LTD.,
                              as a Bank

                              By:________________________________
                              Title:_____________________________


                              DEUTSCHE BANK AG, NEW YORK OR
                                CAYMAN ISLANDS BRANCHES,
                              as a Bank


                              By:________________________________
                              Title:_____________________________

                              By:________________________________
                              Title:_____________________________
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                              THE BANK OF NOVA SCOTIA,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________


                              THE CHASE MANHATTAN BANK,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________


                              THE BANK OF BERMUDA LIMITED,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________


                              ROYAL BANK OF CANADA,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________


                              BANQUE NATIONALE DE PARIS,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________


                              By:________________________________
                              Title:_____________________________


                              BANK OF AMERICA NT&SA,
                                  as a Bank


                              By:________________________________
                              Title:_____________________________